    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 2001

                                                   REGISTRATION NO. 333
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                          BIOMARIN PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                    68-0397820
       (State or other jurisdiction                       (I.R.S. Employer
     of incorporation or organization)                   Identification No.)

                         ------------------------------

                    371 BEL MARIN KEYS BOULEVARD, SUITE 210
                            NOVATO, CALIFORNIA 94949
                                 (415) 884-6700
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                         ------------------------------

                              RAYMOND W. ANDERSON
                            CHIEF FINANCIAL OFFICER
                          BIOMARIN PHARMACEUTICAL INC.
                    371 BEL MARIN KEYS BOULEVARD, SUITE 210
                            NOVATO, CALIFORNIA 94949
                                 (415) 884-6700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS SENT TO THE AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

        SIOBHAN MCBREEN BURKE, ESQ.                    DONALD J. MURRAY, ESQ.
   PAUL, HASTINGS, JANOFSKY & WALKER LLP                DEWEY BALLANTINE LLP
    555 SOUTH FLOWER STREET, 23RD FLOOR              1301 AVENUE OF THE AMERICAS
    LOS ANGELES, CALIFORNIA 90071-2371              NEW YORK, NEW YORK 10019-6092
              (213) 683-6000                               (212) 259-8000
        FACSIMILE: (213) 627-0705                    FACSIMILE: (212) 259-6333

                         ------------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:    As soon as
practicable after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-73136

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                    AMOUNT OF        PROPOSED MAXIMUM     PROPOSED MAXIMUM
           TITLE OF EACH CLASS OF                 SHARES TO BE      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
         SECURITIES TO BE REGISTERED              REGISTERED(1)            SHARE                PRICE          REGISTRATION FEE
Common Stock, $.001 par value per share......       1,150,000             $12.00             $13,800,000            $3,299

(1) Includes 150,000 shares subject to the underwriter's over-allotment option.
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
                                EXPLANATORY NOTE

    This Registration Statement is being filed to register an additional 1,150,000 shares of common stock, $.001 par value per share, of BioMarin Pharmaceutical Inc., pursuant to Rule 462(b) under the Securities Act of 1933. The contents of the Registration Statement on Form S-3 (File No. 333-73136), which was declared effective by the Securities and Exchange Commission on December 6, 2001, are incorporated in this Registration Statement by reference.

                                 CERTIFICATION

    BioMarin Pharmaceutical Inc. hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $3,299 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on December 7, 2001); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank by no later than December 7, 2001.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the costs and expenses to be paid by the registrant in connection with the sale of the common stock being registered:

Securities and Exchange Commission registration fee.........  $  3,299
Legal fees and expenses.....................................  $ 10,000
Accountants' fees and expenses..............................  $  5,000
NASD filing fee.............................................  $  1,880
Printing fees...............................................  $  5,000
NASDAQ listing fee..........................................  $    -0-
Transfer agent fees.........................................  $  5,000
Miscellaneous...............................................  $  4,821
                                                              --------
Total.......................................................  $ 35,000
                                                              ========

    The foregoing items, except for the Securities and Exchange Commission registration fee, are estimated.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Reference is made to the Amended and Restated Certificate of Incorporation with the Registrant; the Bylaws of the Registrant; Section 145 of the Delaware General Corporation Law; which, among other things, and subject to certain conditions, authorize the Registrant to indemnify, or indemnify by their terms, as the case may be, the directors and officers of the Registrant against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer. Pursuant to this authority, the Registrant has entered into an indemnification agreement with each director and executive officer, whereby the Registrant has agreed to cover the indemnification obligations.

    The Registrant maintains directors' and officers' insurance providing indemnification against certain liabilities for certain of the Registrant's directors, officers, affiliates, partners or employees.

    The indemnification provisions in the Registrant's Bylaws, and the indemnification agreements entered into between the Registrant and its directors and executive officers, may be sufficiently broad to permit indemnification of the Registrant's officers and directors for liabilities arising under the Act.

    Reference is made to the following documents incorporated by reference into this Registration Statement regarding relevant indemnification provisions described above and elsewhere herein: (1) the Amended and Restated Certificate of Incorporation, filed as Exhibit 3.1B to Registrant's Amendment No. 2 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 6, 1999; (2) the Registrant's Bylaws filed as Exhibit 3.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and (3) the form of Indemnification Agreement entered into by the Registrant with each of its directors and executive officers filed as Exhibit 10.1 to Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 4, 1999, each incorporated by reference into this Registration Statement.

ITEM 16. EXHIBITS

     Exhibit No.                          Description of Document
---------------------   ------------------------------------------------------------
         1.1            Form of Underwriting Agreement (filed herewith)

         5.1 Opinion of Paul, Hastings, Janofsky & Walker LLP (filed herewith)

        23.1 Consent of Paul, Hastings, Janofsky & Walker LLP (included with Exhibit 5.1)

        23.2            Consent of Arthur Andersen LLP (filed herewith)

        24.1            Power of Attorney (included with signature page)

---------

ITEM 17. UNDERTAKINGS

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, when applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

    The undersigned Registrant undertakes that: (1) for purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective; and (2) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Novato, State of California, this 7th day of December, 2001.

                                                       BIOMARIN PHARMACEUTICAL INC.

                                                       By:  /s/ FREDRIC D. PRICE
                                                            -----------------------------------------
                                                            Fredric D. Price
                                                            Chairman, Chief Executive Officer and
                                                            Director (Principal Executive Officer)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Fredric D. Price and Raymond W. Anderson as such persons' true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or such persons' substitute or substitutes,
may lawfully do or cause to be done by virtue hereof.     Pursuant to the
requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                /s/ FREDRIC D. PRICE
     -------------------------------------------       Chairman, Chief Executive     December 7, 2001
                  Fredric D. Price                       Officer and Director
                                                       (Principal Executive
                                                       Officer)

               /s/ RAYMOND W. ANDERSON
     -------------------------------------------       Chief Financial Officer,      December 7, 2001
                 Raymond W. Anderson                   Chief   Operating Officer,
                                                       Secretary,   and Vice
                                                       President Finance   and
                                                       Administration
                                                       (Principal Financial and
                                                         Accounting Officer)

            /s/ PHYLLIS I. GARDNER, M.D.
     -------------------------------------------       Director                      December 7, 2001
              Phyllis I. Gardner, M.D.

                   /s/ ERICH SAGER
     -------------------------------------------       Director                      December 7, 2001
                     Erich Sager

                /s/ GWYNN R. WILLIAMS
     -------------------------------------------       Director                      December 7, 2001
                  Gwynn R. Williams

                                 EXHIBIT INDEX

Exhibit No.             Description of Document
-----------             -----------------------
         1.1            Form of Underwriting Agreement (filed herewith)

         5.1 Opinion of Paul, Hastings, Janofsky & Walker LLP (filed herewith)

        23.1 Consent of Paul, Hastings, Janofsky & Walker LLP (Included with Exhibit 5.1)

        23.2            Consent of Arthur Andersen LLP (filed herewith)

        24.1            Power of Attorney (included with signature page)